EXHIBIT 99.1

Kohlberg Capital Corporation Declares 2010 First Quarter Dividend of $0.17 Per Share

NEW YORK, March 19, 2010 (GLOBE NEWSWIRE) -- Kohlberg Capital Corporation (Nasdaq:KCAP) ("Kohlberg Capital") today announced that its Board of Directors has declared a cash dividend of $0.17 per share on shares of its common stock for the quarter ending March 31, 2010. The dividend is payable on April 29, 2010 to shareholders of record as of April 7, 2010. The quarterly dividend was determined by the Board of Directors taking into consideration an estimated amount of distributable income for Kohlberg Capital for the fiscal year ending December 31, 2010 and treating extraordinary expenses associated with the Company's engagement of a new independent auditor and related legal expenses as if they had been evenly distributed over the full fiscal year. In addition, such estimate of distributable income excludes the impact of the disputed default rate of interest currently being paid under Kohlberg Capital's credit facility.

We have adopted a dividend reinvestment plan ("DRIP") that provides for reinvestment of our dividends on behalf of our stockholders, unless a stockholder elects to receive cash. As a result, if we declare a cash dividend, our stockholders who have not "opted out" of our dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of our common stock, rather than receiving the cash dividends. Please contact your broker or other financial intermediary for more information regarding the DRIP.

About Kohlberg Capital Corporation (KCAP):

Kohlberg Capital Corporation is a publicly traded, internally managed business development company. Our middle market investment business originates, structures, finances and manages a portfolio of term loans, mezzanine investments and selected equity securities in middle market companies. Our wholly-owned portfolio company, Katonah Debt Advisors, manages CLO Funds that invest in broadly syndicated corporate term loans, high-yield bonds and other credit instruments.

Kohlberg Capital Corporation's filings with the Securities and Exchange Commission, earnings releases, press releases and other financial, operational and governance information are available on the Company's website at www.kohlbergcapital.com.

The Kohlberg Capital logo is available at http://www.globenewswire.com/newsroom/prs/?pkgid=3121

Forward Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act. The matters discussed in this press release, as well as in future oral and written statements by management of Kohlberg Capital Corporation, that are forward-looking statements are based on current management expectations that involve substantial risks and uncertainties which could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements. Forward-looking statements relate to future events or our future financial performance. We generally identify forward-looking statements by terminology such as "may," "will," "should," "expects," "plans," "anticipates," "could," "intends," "target," "projects," "contemplates," "believes," "estimates," "predicts," "potential" or "continue" or the negative of these terms or other similar words. Important assumptions include our ability to originate new investments, achieve certain margins and levels of profitability, the availability of additional capital, and the ability to maintain certain debt to asset ratios. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this press release should not be regarded as a representation by us that our plans or objectives will be achieved. Further information about factors that could affect our financial and other results is included in our filings with the Securities and Exchange Commission. We do not undertake to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required to be reported under the rules and regulations of the Securities and Exchange Commission.

CONTACT:  Kohlberg Capital Corporation
          Denise Rodriguez, Investor Relations
          (212) 455-8300
          info@kohlbergcapital.com